UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported)	April 13, 2005

THE CHILDREN’S PLACE RETAIL STORES, INC.

(Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)	0-23071 (Commission File Number)	31-1241495 (IRS Employer ID Number)

915 Secaucus Road, New Jersey 07094	07094

(Address of principal executive offices)	(Zip Code)

Registrant's Telephone Number, including area code:	(201) 558-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page 1 of 9 Pages
Exhibit Index is on Page 4

Item 2.02 Results of Operations and Financial Condition.

          On April 13, 2005, The Children's Place Retail Stores, Inc. (the "Company") issued a press release reporting that it had concluded that certain of its lease-related accounting practices were incorrect and should be changed and that it would be restating its financial results for fiscal 2002 and fiscal 2003. In the press release, the Company provided updated financial information for the fourth quarter and fiscal year ended January 29, 2005 as well as certain restated financial information for the fiscal years ended January 31, 2004 and February 1, 2003. On April 14, 2005, the Company filed a Form 8-K attaching this press release as Exhibit 99.1. The copy of the press release attached to the Form 8-K inadvertently omitted the tables that were included in the press release. This amendment corrects the Form 8-K, by attaching a complete copy of the press release dated April 13, 2005 as Exhibit 99.1. No other change in the Form 8-K is being effected hereby.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHILDREN'S PLACE RETAIL STORES, INC. By:/s/ Seth L. Udasin Name: Seth L. Udasin Title: Vice President and Chief Financial Officer

Dated: April 14, 2005

EXHIBIT INDEX

Exhibit 99.1	Description Press Release dated April 13, 2005.	Sequentially Numbered Page 5